SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 14,
                              2002

  Commission  Registrant, State of Incorporation,  IRS Employer
 File Number     Address, and Telephone Number  Identification No.


   2-26720    Louisville Gas and Electric Company   61-0264150
                    (A Kentucky Corporation)
                      220 West Main Street
                         P.O. Box 32010
                     Louisville, Ky. 40232
                         (502) 627-2000

    1-3464         Kentucky Utilities Company       61-0247570
             (A Kentucky and Virginia Corporation)
                       One Quality Street
                 Lexington, Kentucky 40507-1428
                         (859) 255-2100

This combined Form 8-K is separately filed by Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf and each registrant makes no representation as to information relating to the other registrant.
Item 4.        Regulation FD Disclosure

     On September 14, 2002, in connection with the filing of the respective Quarterly Reports on Form 10-Q of Louisville Gas and Electric Company and Kentucky Utilities Company (each, the "Company") for the period ended September 30, 2002 (the "Report"), the Chairman, President and Chief Executive Officer and the Chief Financial Officer of each Company respectively certified, pursuant to and solely for the purposes of 18
U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     "(1) The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report."

     Additionally,  the  Report  itself  included  the   separate
certifications  required  by  15  U.S.C.   78m(a),   as   adopted
pursuant to  302 of the Sarbanes-Oxley Act of 2002.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Louisville  Gas and  Electric
Company

Dated:   November 14, 2002         By:     /s/ John R. McCall
                                      Executive Vice President,
                                      General Counsel and
                                      Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kentucky Utilities Company

Dated:   November 14, 2002                   By:      /s/ John R.
McCall
                                      Executive Vice President,
                                      General Counsel and
                                      Corporate Secretary